Borrowings	6 Months Ended
Jun. 30, 2018
Borrowings
Borrowings

6. Borrowings

	December 31, 2017	June 30, 2018
Amounts due within one year	119,764	90,014
Less: unamortized deferred loan issuance costs	(5,194)	(5,053)

Borrowings – current portion	114,570	84,961

Amounts due after one year	1,202,823	1,112,816
Less: unamortized deferred loan issuance costs	(16,828)	(13,334)

Borrowings – non-current portion	1,185,995	1,099,482

Total	1,300,565	1,184,443

        The main terms of the bank loan facilities and the Sponsor Credit Facility have been disclosed in the annual consolidated financial statements for the year ended December 31, 2017. Refer to Note 6 "Borrowings".

        On January 5, 2018, the Partnership prepaid $29,750 of the outstanding debt of GAS-nineteen Ltd., GAS-twenty Ltd. and GAS-twenty one Ltd., which would have been originally due in April 2018.

        On March 23, 2018, the outstanding amount of $45,000 under the Sponsor Credit Facility was prepaid. On the same date, the term loan facility was terminated and the respective unamortized loan fees of $900 were written-off to profit or loss. As of June 30, 2018 and December 31, 2017, no amounts were outstanding under the revolving credit facility.

GAS-fourteen Ltd. facility

        Following the acquisition of GAS-fourteen Ltd., the Partnership assumed $143,622 of outstanding indebtedness of the acquired entity under a debt financing agreement dated October 16, 2015 with 14 international banks, with Citibank N.A. London Branch and Nordea Bank AB, London Branch acting as agents on behalf of the other finance parties. The financing was backed by the Export Import Bank of Korea ("KEXIM") and the Korea Trade Insurance Corporation ("K-Sure"), who were either directly lending or providing cover for over 60% of the facility.

        The loan agreement with respect to the GasLog Gibraltar provided for four tranches of $50,544, $25,258, $24,643 and $60,252. Under the terms of the agreement, each drawing under the first three tranches would be repaid in 24 consecutive semi-annual equal installments commencing six months after the actual delivery of the GasLog Gibraltar according to a 12-year profile. Each drawing under the fourth tranche would be repaid in 20 consecutive semi-annual equal installments commencing six months after the actual delivery of the relevant vessel according to a 20-year profile, with a balloon payment together with the final installment. On October 25, 2016, $160,697 was drawn down to partially finance the delivery of the GasLog Gibraltar. Amounts drawn per tranche bear interest at LIBOR plus a margin.

        The obligations under the aforementioned facility are secured by a first priority mortgage over each vessel, a pledge of the share capital of the respective vessel owning companies and a first priority assignment of earnings related to each vessel, including charter revenue, management revenue and any insurance and requisition compensation. Obligations under the facility are guaranteed by GasLog, with the Partnership and its subsidiary GasLog Partners Holdings LLC guaranteeing up to the value of the commitments relating to the GasLog Gibraltar. The facility includes customary respective covenants and, among other restrictions, the facilities include a fair market value covenant pursuant to which an event of default could occur under the facility if the aggregate fair market value of the collateral vessel (without taking into account any charter arrangements) were to fall below 115% of the aggregate outstanding principal balance for the first two years after each drawdown and below 120% at any time thereafter.

        GasLog, as corporate guarantor for the aforementioned facility, is also subject to specified financial covenants on a consolidated basis. The financial covenants include the following:

-	net working capital (excluding the current portion of long-term debt) must be not less than $0;
-	total indebtedness divided by total assets must not exceed 75.0%;
-	the ratio of EBITDA over debt service obligations (including interest and debt repayments) on a trailing 12 months basis must be not less than 110.0%;
-	the aggregate amount of all unencumbered cash and cash equivalents must be not less than the higher of 3% of total indebtedness or $50,000 after the first drawdown;
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GasLog is permitted to pay dividends, provided that it holds unencumbered cash and cash equivalents equal to at least 4.0% of its total indebtedness subject to no event of default having occurred or occurring as a consequence of the payment of such dividends; and

-	the market value adjusted net worth of GasLog must at all times be not less than $350,000.

        GasLog was in compliance with the above financial covenants as of June 30, 2018. Any failure by GasLog to comply with these financial covenants would permit the lenders under this credit facility to exercise remedies as secured creditors which, if such a default was to occur, could include foreclosing on the GasLog Gibraltar.

        The credit facility also imposes certain restrictions relating to GasLog, including restrictions that limit its ability to make any substantial change in the nature of its business or to engage in transactions that would constitute a change of control, as defined in the relevant credit facility, without repaying all of its indebtedness in full, or to allow its largest shareholders to reduce their shareholding in GasLog below specified thresholds.

        GasLog Partners was in compliance with its financial covenants as of June 30, 2018.